INVESCO EXCHANGE-TRADED FUND TRUST
SUPPLEMENT DATED OCTOBER 27, 2021 TO THE PROSPECTUSES DATED
AUGUST 27, 2021 OF:
Invesco S&P 500® Equal Weight Energy ETF (RYE)
(the “Fund”)
Effective immediately, the following replaces the fourth and fifth paragraphs of the section titled “Principal Investment Strategies” in the Summary Prospectus and in the section titled “Summary Information—Principal Investment Strategies” in the Prospectus:
Pursuant to its methodology, the Underlying Index may from time to time be composed of a relatively small number of individual securities. As of June 30, 2021, the Underlying Index was comprised of 22 constituents with market capitalizations ranging from $5.98 billion to $267.05 billion. As a result, although the Fund generally seeks to employ a “full replication” methodology in seeking to track the Underlying Index (meaning that the Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index), the Fund at times may employ a “sampling” methodology, which may include, after investing at least 90% of its total assets in the components of the Underlying Index, investing a portion of its assets in other investment companies.
Effective immediately, the following is added as a new subsection to each of the sections titled “Principal Risks of Investing in the Fund”:
Investment in Investment Companies Risk. Investing in other investment companies, including exchange-traded funds (“ETFs”) and closed-end funds, subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease or the portfolio becomes illiquid. Moreover, the Fund will pay indirectly a proportional share of the fees and expenses of the investment companies in which it invests. Investments in another ETF or closed-end fund are subject to, among other risks, the risk that the ETF’s or closed-end fund’s shares may trade at a discount or premium relative to the NAV of its shares and the listing exchange may halt trading of the ETF’s or closed-end fund’s shares.
Please Retain This Supplement For Future Reference.
P-RYE-PRO-SUP-1 102721